UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 6, 2006

The Rowe Companies

(exact name of registrant as specified in its charter)

Nevada	1-10226	54-0458563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Blvd, Suite 710, McLean, Virginia 22102

(Address of principal executive offices Zip Code)

Registrant’s telephone number, including area code: 703-847-8670

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

The following information is filed under Items 1.01 and 2.01 of Form 8-K:

On October 6, 2006, the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”) entered an order approving an Agency Agreement (the “Agency Agreement”) between Storehouse, Inc. (“Storehouse”), a wholly owned subsidiary of The Rowe Companies (the “Company”), and Hudson Capital Partners, LLC (“Hudson”), pursuant to which Hudson will conduct going out of business sales at each of Storehouse’s retail locations. Under the Agency Agreement, Hudson agreed to purchase substantially all of the merchandise inventory located at Storehouse’s retail locations and related distribution centers for 85.16% of the cost value of such inventory, subject to adjustment. The Agency Agreement provides for potential additional payments based upon the outcome of the going out of business sales. The Agency Agreement requires Storehouse, at its expense, to provide certain personnel and other support services to Hudson in connection with the liquidation process. Based on currently budgeted amounts, the Company anticipates that the expenses it will incur as a result of Storehouse providing these services may exceed $1.0 million. A copy of the Agency Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

On October 10, 2006, Hudson made the initial payment required by the Agency Agreement in the amount of $15,260,759. This amount was paid to General Electric Capital Corporation (“GE Capital”) pursuant to the $50 million Secured Super Priority Debtor-in-Possession Facility between GE Capital, as lender, and the Company, Rowe Furniture, Inc., a wholly owned subsidiary of the Company, and Storehouse.

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other filings with the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions, as well as the use of future dates, are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing or other financing; the ability of the Company, Rowe Furniture and Storehouse to obtain court

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approval with respect to motions in the Chapter 11 proceedings prosecuted by them from time to time, including, without limitation, their ability to obtain the final approval by the Bankruptcy Court of the debtor-in-possession financing facility with GE Capital; the ability of the Company, Rowe Furniture and Storehouse to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings; the outcome of the going out of business sale of Storehouse; the possibility that the amount of expenses actually incurred by the Company as a result of Storehouse providing support services to Hudson during the liquidation process will be materially different from the estimated amount stated in this report; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company, Rowe Furniture and Storehouse to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors, suppliers and service providers and its ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on the liquidity or results of operations of the Company and its subsidiaries; the ability of the Company to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of the Company to attract, motivate and/or retain key executives and associates and to attract and retain customers; economic conditions; labor costs; financing availability and costs; changes from anticipated levels of sales, whether due to future national or regional economic and competitive conditions, customer acceptance of existing and new products, or otherwise; pending or future litigation; pricing pressures due to excess capacity; raw material cost increases; transportation cost increases; the inability of a major customer to meet its obligations; loss of significant customers in connection with a merger, acquisition, redisposition, bankruptcy or otherwise; actions of current or new competitors; increased advertising costs associated with promotional efforts; change of tax rates; change of interest rates; future business decisions and other uncertainties, all of which are difficult to predict and many of which are beyond the control of the Company. Additional risks are described in the Company’s previous annual and quarterly filings with the Securities and Exchange Commission. These and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the various pre-petition liabilities of the Company, Rowe Furniture and Storehouse, and the Company’s common stock and other equity securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Item 9.01 – Financial Statements and Exhibits

(b) Pro forma financial information

The Company is unable to prepare and file required pro forma financial statements reflecting the sale of assets described in this report, due to constraints on its resources resulting from its bankruptcy proceedings. Among other things, the Company does not have financial statements as of a recent date which were prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In lieu of Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, the Company plans to file with the Securities and Exchange Commission on Form 8-K the Company’s monthly operating reports to the Bankruptcy Court. These reports will be prepared in accordance with the requirements of the U.S. Bankruptcy Code and not in accordance with GAAP.

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(d)	Exhibits

Exhibit No.	Description
2.1	Agency Agreement between Storehouse, Inc. and Hudson Capital Partners, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ROWE COMPANIES
Registrant

Date: October 13, 2006	/s/ Garry W. Angle
Garry W. Angle
Vice President-Treasurer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agency Agreement between Storehouse, Inc. and Hudson Capital Partners, LLC

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